Business Acquired - Schedule of Unaudited Pro Forma, Combined Statement of Income Data (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Business Combination Increase Decrease To Reflect Liabilities Acquired At Fair Value [Abstract]
Revenues	$ 657,799	$ 597,368
Net income	$ 20,999	$ 21,600
Earnings per share:
Basic	$ 0.48	$ 0.51
Diluted	$ 0.47	$ 0.50